UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 October 9, 2002
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


 Delaware                         0-29279                      16-1550742
 --------                         -------                      ----------
 (State or other          (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
incorporation
or organization)

            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

         During the third quarter of 2002, the Board of Directors of Choice One Communications Inc. (the "Company") approved a plan to close the Ann Arbor and Lansing, Michigan market. On October 9, the Company notified its customers in the communities of Ann Arbor and Lansing, Michigan that the Company would be closing that market.

         The Company has stopped selling service to new clients in that market. Clients with orders in process have been notified that their orders will be cancelled and that they will remain with their current carriers. Existing clients have been notified that they will need to find a new service provider by December 1, 2002. After December 1, 2002, pending regulatory approval, the Company will no longer provide telephone and Internet service to the Ann Arbor and Lansing communities within Michigan. Costs associated with contractual lease obligations, impairments to unrecoverable assets such as leasehold improvements and network facility costs incurred once operations cease in the market will be reflected in a restructuring charge in the Company's statement of operations for the quarter ended September 30, 2002. The Company plans to continue providing service in all of its remaining 29 markets.

               CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

         From time to time, the Company makes oral and written statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act") or by the Securities and Exchange Commission ("SEC") in its rules, regulations, and releases. The words or phrases "believes", "expects", "estimates", "anticipates", "will", "will be", "could", "may" and "plans" and the negative or other similar words or expressions identify forward-looking statements made by or on behalf of the Company. The Company desires to take advantage of the "safe harbor" provisions in the Act for forward-looking statements made from time to time, including, but not limited to, the forward-looking information contained in this Report and in other filings with the SEC.

         The Company cautions readers that any such forward-looking statements made by or on behalf of the Company are based on management's current expectations and beliefs but are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Factors that could impact the Company include, but are not limited to:

o        Compliance with covenants for borrowing under our bank credit facility;

o        The availability of additional financing;

o        Successful marketing of our services to current and new customers;

o The existence of strategic alliances, relationships and suitable acquisitions;

o Technological, regulatory or other developments in the Company's business;

o Shifts in market demand and other changes in the competitive telecommunications sector.

         These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K, filed on April 1, 2002. You should consider all of our subsequent written and oral forward-looking statements only in light of such cautionary statements. You should not place undue reliance on these forward-looking statements and you should understand that they represent management's view only as of the dates made.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHOICE ONE COMMUNICATIONS INC.

Dated: October 16, 2002            By:    /s/ Ajay Sabherwal
                                          -------------------------------------
                                   Name:    Ajay Sabherwal
                                   Title:   Executive Vice President, Finance
                                            and Chief Financial Officer